UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 13, 2005

Commission file number: 0-16946

LabOne, Inc.

10101 Renner Blvd.

Lenexa, Kansas 66219

(913) 888-1770

Incorporated in Missouri

I.R.S. Employer Identification Number: 43-1039532

Item 8.01 Other Events

The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 relating to the proposed acquisition of LabOne, Inc. by Quest Diagnostics Incorporated expired on October 13, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 LabOne, Inc.

Date: October 14, 2005	By /s/ John W. McCarty John W. McCarty Executive V.P. and Chief Financial Officer